Fourth Quarter of Fiscal 2025

June 30, 2025

PROV
NASDAQ
LISTED

myprovident.com

PROVIDENT
Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, persistent inflation, recessionary pressures or slowing economic growth; changes in interest rate levels and the duration of such changes, including actions by the Board of Governors of the Federal Reserve Board (the "Federal Reserve"), which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and monetary and fiscal policy responses thereto, and their impact on consumer and business behavior; the effects of a Federal government shutdown, debt ceiling standoff, or other fiscal policy uncertainty; credit risks of lending activities, including loan delinquencies, write-offs, changes in our allowance for credit losses ("ACL"), and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; the ability to adapt to rapid technological changes, including advancements in artificial intelligence, digital banking, and cybersecurity; legislative or regulatory changes, including but not limited to shifts in capital requirements, banking regulation, tax laws, or consumer protection laws; use of estimates in determining the fair value of assets, which may prove incorrect; vulnerabilities in information systems or third-party service providers, including disruptions, breaches, or attacks; geopolitical developments and international conflicts, including but not limited to tensions or instability in Eastern Europe, the Middle East, and Asia, or the imposition of new or increased tariffs and trade restrictions, which may disrupt financial markets, global supply chains, energy prices, or economic activity in specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, domestic political unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2026 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.50
52-Week Range:	$12.01 - $16.70
Shares Outstanding:	6,577,718 shares
Market Capitalization:	$102.0 million
P/E (ttm):	16.67x
Diluted EPS (ttm):	$0.93
Annual Dividend & Yield:	$0.56 (3.61%)
As of June 30, 2025	

PROVIDENT
Provident Financial Holdings, Inc.

Franchise Overview



Wilderness Area
Sunfair
Twentynine Palms
Old Dale
Sablon
Rice
Vidal
Poston
Ontario
Chino
Yucca Valley
Morongo Valley
San Bernardino National Forest
Desert Hot Springs
Beaumont
Sky Valley
Palm Springs
Palm Desert
Indio
Coachella
Joshua Tree National Park
Eagle Mountain
Desert Center
Chiriaco Summit
Midland
Inca
Mesa Verde
Ripley
Palo Verde
Cibola
Paymaster Landing
Menifee
Temecula
Mission Viejo
San Clemente
Anza
Palomar Mountain
Warner Springs
Borrego Springs
Valley Center
Oceanside
Vista
Carlsbad
North Shore
Desert Shores
Salton Sea
Salton City
Ocotillo Wells SVRA
Mundo
Niland
Estelle

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- 11th largest deposit market share in Riverside County; 2nd largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Developments (sequential quarter)

- ✓ Net Income decreased approximately 12%
- ✓ Pre-Provision, Pre-Tax Income decreased approximately 5%
- ✓ $164,000 recovery of credit losses vs. $391,000 recovery of credit losses.
- ✓ Net Interest Margin decreased eight basis points to 2.94%
- ✓ Net Interest Income decreased approximately 4%
- ✓ Non-Interest Income decreased approximately 3%
- ✓ Operating Expenses decreased approximately 3%.

Net Interest Income



Q4FY25
$8.9
Q3FY25
$9.2
Q2FY25
$8.8
Q1FY25
$8.6
Q4FY24
$8.5
Q3FY24
$8.6
In Millions
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$0.8
$1.5
$0.9
$0.8
$0.9
$0.9
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$7.2
$7.2
$7.5
$7.8
$7.9
$7.6
Q3FY 24
Q4FY 24
Q1FY 25
Q2FY 25
Q3FY 25
Q4FY 25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.2
$2.7
$2.0
$1.8
$2.3
$2.1
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.1
$2.8
$2.7
$1.2
$2.7
$2.3
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Quarterly Net Income



$3.0
$2.0
$1.0
$0.0
In Millions
$1.5
$2.0
$1.9
$0.9
$1.9
$1.6
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Diluted Earnings Per Share



$0.50
$0.25
$0.00
$0.22
$0.28
$0.28
$0.13
$0.28
$0.24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


3.50%
3.00%
2.50%
2.00%
2.74%
2.74%
2.84%
2.91%
3.02%
2.94%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Efficiency Ratio


90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
76.20%
72.30%
79.06%
81.15%
77.64%
78.06%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Return on Average Assets


1.00%
0.50%
0.00%
0.47%
0.62%
0.61%
0.28%
0.59%
0.53%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Return on Average Equity


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
4.57%
5.96%
5.78%
2.66%
5.71%
5.01%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance decreased approximately 1% and the yield increased one basis point at June 30, 2025
- ✓ Total Deposits balance decreased approximately 1% and the cost increased four basis points at June 30, 2025
- ✓ Total Borrowings balance decreased approximately 1% and the cost decreased one basis point at June 30, 2025

Loan to Investment Mix



In Millions
06/30/25 $1,046 $111 $1,157
03/31/25 $1,059 $115 $1,174
12/31/24 $1,054 $121 $1,175
09/30/24 $1,049 $126 $1,175
06/30/24 $1,053 $132 $1,185
03/31/24 $1,066 $138 $1,204
Quarter Ended
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
In Millions
$517 $518 $524 $533 $545 $544
$457 $445 $436 $434 $430 $423
$83 $83 $81 $78 $75 $73
03/31/24 06/30/24 09/30/24 12/31/24 03/31/25 06/30/25

Portfolio Loan Originations and Purchases



$50
$40
$30
$20
$10
$0
In Millions
$18 $19 $29 $36 $28 $29
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/25	Interest Rate	Balance as of 06/30/24	Interest Rate
Single-Family	$ 544,425	4.69%	$ 518,091	4.49%
Multi-Family	423,417	5.52%	445,182	5.31%
Commercial Real Estate	72,766	6.59%	83,349	6.52%
Construction	402	9.17%	2,692	9.11%
Other	89	5.25%	95	5.25%
Commercial Business	1,267	9.59%	1,372	10.50%
Consumer	57	17.50%	65	18.50%
Total Loans Held for Investment	$ 1,042,423	5.16%	$ 1,050,846	5.02%
Advance Payments of Escrows	293		102	
Deferred Loan Costs, net	9,453		9,096	
Allowance for Credit Losses	(6,424)		(7,065)	
Total Loans Held for Investment, net	$ 1,045,745		$ 1,052,979	



Other 0%
Construction 0%
Consumer 0%
Commercial Real Estate 7%
Commercial Business 0%
Multi-Family 41%
Single-Family 52%

Loan Composition as of 06/30/25

Balances & Activity

Deposits and Borrowings



$235
$266
$642
$239
$274
$614
$250
$264
$600
$246
$275
$593
$216
$310
$591
$213
$312
$577
In Millions
03/31/24
06/30/24
09/30/24
12/31/24
03/31/25
06/30/25
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 06/30/2025	Rate		At 06/30/2024	Rate
Checking Accounts - Non Interest-Bearing	$	83,566	- %	$	95,627	- %
Checking Accounts - Interest-Bearing		240,597	0.04%		254,624	0.04%
Savings Accounts		230,610	0.28%		238,878	0.18%
Money Market Accounts		21,703	0.32%		25,324	0.50%
Time Deposits		312,296	3.56%		273,895	3.93%
Total Deposits (1)(2)	$	888,772	1.34%	$	888,348	1.29%
Brokered CDs Included in time deposits above	$	130,970	4.24%	$	131,800	5.18%

(1) Includes uninsured deposits of approximately $158.7 million (of which, $54.0 million are collateralized) and $122.7 million (of which, $9.0 million are collateralized) at June 30, 2025 and 2024, respectively.

(2) The average balance of deposit accounts was approximately $37 thousand and $34 thousand at June 30, 2025 and 2024, respectively.

Deposit Composition at 06/30/25



Money Market Accounts
3%
Time Deposits
35%
Savings
Accounts
26%
Checking Accounts -
Interest-Bearing
27%
Checking Accounts -
Non Interest-Bearing
9%

Borrowings Maturity Schedule

(Dollars In Thousands) Remaining Maturity		At 06/30/2025	Rate		At 06/30/2024	Rate
Overnight	$	20,000	4.64%	$	20,000	5.65%
Three Months or Less		5,000	5.33%		33,000	5.34%
Over Three to Six Months		54,000	5.03%		30,000	5.22%
Over Six to Twelve Months		84,000	4.39%		62,500	4.05%
Over One to Two Years		35,000	4.35%		68,000	5.11%
Over Two to Three Years		5,073	4.22%		10,000	5.03%
Over Three to Four Years		10,000	4.51%		5,000	4.22%
Over Four to Five Years		-	-		10,000	4.51%
Over Five Years		-	-		-	-
Total Borrowings (1)	$	213,073	4.59%	$	238,500	4.88%

(1) The Bank had approximately $282.3 million and $261.3 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $142.5 million and $208.6 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at June 30, 2025 and 2024, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio was unchanged at 0.11% at June 30, 2025 compared to March 31, 2025 (sequential quarter)
- ✓ $164,000 Recovery of Credit Losses in the quarter ended June 30, 2025
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



In Thousands
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
Non-Performing Assets	$2,246	$2,596	$2,106	$2,530	$1,395	$1,414
NPA to Total Assets	0.17%	0.20%	0.17%	0.20%	0.11%	0.11%
ACL to LHI	0.67%	0.67%	0.61%	0.66%	0.62%	0.62%

Provision for (Recovery of) Credit Losses



$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
$124
$(12)
$(697)
$586
$(391)
$(164)
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25

Non-Performing Asset Composition 06/30/25



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 0%
Real Estate Owned 0%
Multi-Family 34%
Single-Family 66%

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$7,108
$7,065
$6,329
$6,956
$6,577
$6,424
03/31/24
06/30/24
09/30/24
12/31/24
03/31/25
06/30/25

ACL Allocation as of 06/30/25



Commercial Real Estate 1%
Construction 0%
Commercial Business 0%
Multi-Family 10%
Consumer 0%
Other 0%
Single-Family 89%

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At June 30, 2025				At June 30, 2024			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans								
Single-Family	-	$ -	7	$ 948	-	$ -	10	$ 2,596
Multi-Family	-	-	1	466	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	8	$ 1,414	-	$ -	10	$ 2,596

Net Charge-Offs (Recoveries)



$1
$0
($1)
In Thousands
$0
$0
$0
$0
$0
$0
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars In Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 143,217	26%	$ 179,162	33%	$ 221,819	41%	$ 227	0%	$ 544,425	100%
Multi-Family	50,451	12%	243,790	58%	129,176	30%	-	0%	423,417	100%
Commercial Real Estate	13,743	19%	39,214	54%	19,809	27%	-	0%	72,766	100%
Construction	-	0%	402	100%	-	0%	-	0%	402	100%
Other	-	0%	89	100%	-	0%	-	0%	89	100%
Total	$ 207,411	20%	$ 462,657	44%	$ 370,804	36%	$ 227	0%	$ 1,041,099	100%

Geographic Location 06/30/25


Other States 0%
Inland Empire (1) 20%
Southern California (2) 44%
Other California 36%

[1] Comprised of Riverside and San Bernardino counties.

[2] Other than Inland Empire.

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$33,032	$6,379	$6,335	$15,023	$141,615	$194,439	$52,083	$55,276	$39,385	$543,567
Weighted Avg. LTV (1)	44%	59%	57%	59%	59%	67%	71%	62%	65%	63%
Weighted Avg. Age (In Years)	15.54	7.06	6.07	4.81	3.96	2.97	2.21	0.80	0.27	3.64
Weighted Avg. FICO (2)	736	738	756	753	764	766	768	780	763	764
Number of Loans	163	17	11	23	201	292	65	66	43	881
Geographic Breakdown (%)										
Inland Empire (3)	30%	42%	28%	22%	40%	26%	16%	10%	9%	26%
Southern California (4)	55%	44%	59%	32%	18%	33%	43%	36%	46%	33%
Other California (5)	15%	14%	13%	46%	42%	41%	41%	54%	45%	41%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Multi-Family – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$94,359	$18,066	$35,802	$55,651	$83,690	$73,495	$27,255	$21,687	$13,412	$423,417
Weighted Avg. LTV (1)	38%	48%	41%	47%	46%	45%	35%	40%	52%	43%
W. Avg. Debt Coverage Ratio (2)	1.80x	1.36x	1.65x	1.59x	1.76x	1.58x	1.85x	1.66x	1.37x	1.68x
Weighted Avg. Age (In Years)	10.35	6.97	6.04	5.05	4.02	3.06	2.06	0.98	0.19	5.29
Weighted Avg. FICO (2)	754	752	760	761	760	761	758	755	788	759
Number of Loans	184	24	47	63	106	92	35	29	14	594
Geographic Breakdown (%)										
Inland Empire (3)	16%	15%	12%	17%	14%	7%	0%	7%	0%	12%
Southern California (4)	53%	74%	71%	63%	49%	62%	60%	47%	57%	58%
Other California (5)	31%	11%	17%	20%	37%	31%	40%	46%	43%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Commercial RE – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL (6) (7)
Loan Balance (In Thousands)	$14,968	$3,032	$4,454	$3,486	$3,889	$22,750	$12,609	$5,429	$2,149	$72,766
Weighted Avg. LTV (1)	39%	46%	44%	33%	41%	36%	34%	30%	29%	37%
W. Avg. Debt Coverage Ratio (2)	1.79x	1.54x	1.41x	1.83x	1.89x	1.70x	1.79x	3.04x	1.37x	1.82x
Weighted Avg. Age (In Years)	9.65	6.89	5.94	5.14	3.85	2.99	1.96	1.10	0.19	4.45
Weighted Avg. FICO (2)	772	742	753	726	767	774	775	769	768	768
Number of Loans	21	6	6	5	5	27	18	9	4	101
Geographic Breakdown (%)										
Inland Empire (3)	36%	14%	40%	12%	25%	10%	9%	18%	22%	19%
Southern California (4)	46%	79%	60%	59%	39%	55%	58%	59%	23%	54%
Other California (5)	18%	7%	0%	29%	36%	35%	33%	23%	55%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California
(6) Comprised of the following: $25.6 million in Office, $14.6 million in Mixed Use ($6.4 million in Office/Retail, $5.3 million in Multi-Family/Retail, $739 thousand in Multi-Family/Commercial, $559 thousand in Multi-Family/Office and $1.6 million in Other Mixed Use), $9.2 million in Warehouse, $8.0 million in Retail, $6.9 million in Medical/Dental Office, $6.7 million in Mobile Home Park, $1.2 million in Restaurant/Fast Food, $571 thousand in Automotive – Non-Gasoline
(7) Consisting of $62.3 million or 85.6% in investment properties and $10.5 million or 14.4% in owner occupied properties

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
Tier 1 Leverage Ratio	9.70%	10.02%	9.63%	9.81%	9.85%	10.11%

CET1 Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
CET1 Ratio	18.77%	19.29%	18.36%	18.60%	19.01%	19.50%

Tier 1 Risk-Based Capital Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
Tier 1 Risk-Based Capital Ratio	18.77%	19.29%	18.36%	18.60%	19.01%	19.50%

Total Risk-Based Capital Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
Total Risk-Based Capital Ratio	19.85%	20.38%	19.35%	19.67%	20.03%	20.51%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.61% Cash dividend yield (approximately)
- ✓ Purchased approximately 76,000 shares of common stock in the fourth quarter of fiscal 2025.

Value Proposition

Stock Price to Tangible Book Value Multiple



1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25
Price/TBV	0.71x	0.68x	0.71x	0.66x	0.75x	0.83x	0.75x	0.79x

Stock Repurchase Plan Activity



Q4FY 25
76,104
Q3FY 25
51,869
Q2FY 25
63,556
Q1FY 25
93,641
Q4FY 24
48,476
Q3FY 24
50,051
# of shares -
20,000
40,000
60,000
80,000
100,000